SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant    [ X ]

Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, For use of the
         Commission Only (as permitted
         by Rule 14a-6(e)(2)
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               USDATA CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

[ X ]    No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid

[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

                                  [USDATA LOGO]
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -- June 18, 1999 --



Dear USDATA Stockholder:

The 1999 annual meeting of stockholders of USDATA Corporation will be held on Friday, June 18, 1999, at 11:00 a.m. local time, at our headquarters located at 2435 North Central Expressway, Richardson, TX 75080-2722. You will find directions to the meeting on our web site at www.usdata.com.

Only stockholders who owned stock at the close of business on April 19, 1999, can vote at this meeting or any adjournments that may take place. At the meeting, we will

o    elect 7 directors,
o    request adoption of an Employee Stock Purchase Plan,
o request approval of an amendment to our 1994 Equity compensation Plan to increase the number of shares authorized for issuance under the plan, and
o    attend to any other business properly presented at the meeting.

We also will report on USDATA's 1998 business results and other matters of interest to our stockholders. You will have an opportunity at the meeting to ask questions, make comments and meet our management team.

All stockholders are cordially invited to attend the meeting. No admission tickets are required. Whether or not you expect to attend the meeting, please fill in, date and sign the accompanying proxy card and mail it promptly in the enclosed envelope.

USDATA's board of directors is a vital resource. No matter how many shares you hold, we consider your vote important, and we encourage you to vote as soon as possible.

We have rewritten and reformatted our proxy statement to make it easier to read. We encourage you to read this document and we welcome your comments on the new format.

This proxy statement, accompanying proxy card, and 1998 annual report are being mailed to stockholders beginning on or about May 7, 1999, in connection with the solicitation of proxies by the board of directors.

Please contact Robert L. Drury, Secretary and Chief Financial Officer, at (972) 680-9700 with any questions or concerns.


Sincerely,

/s/ Robert A. Merry                                  /s/ Robert L. Drury
----------------------------                         ------------------------
Robert A. Merry                                      Robert L. Drury
Chief Executive Officer                              Secretary


May 7, 1999

--------------------------------------------------------------------------------
                              QUESTIONS AND ANSWERS
--------------------------------------------------------------------------------



Q:   Who is entitled to vote?

A: Stockholders of record as of the close of business on April 19, 1999, may vote at the annual meeting.

Q:   How many shares can vote?
A: On April 19, 1999, there were 11,402,366 shares issued and outstanding. Every stockholder may cast one vote for each share owned.

Q:   What may I vote on?
A: You may vote on the election of 7 directors who have been nominated to serve on our board of directors, on the adoption of an Employee Stock Purchase Plan, and on the amendment to increase the number of shares in our 1994 Equity Compensation Plan.

Q:   How does the board recommend I vote on the proposals?
A: The board recommends a vote FOR each board nominee, FOR the proposal to adopt the Employee Stock Purchase Plan and FOR the proposal to amend the 1994 Equity Compensation Plan.

Q:   How do I vote?
A: Sign and date each proxy card you receive, mark the boxes indicating how you wish to vote, and return the proxy card in the prepaid envelope provided.

     If you sign your proxy card but do not mark any boxes showing how you wish to vote, Robert A. Merry and Robert L. Drury will vote your shares as recommended by the board of directors.

Q:   What if I hold my USDATA shares in a brokerage account?
A: If you hold your USDATA shares through a broker, bank or other nominee, you will receive a voting instruction form directly from them describing how to vote your shares. This form will, in most cases, offer you three ways to vote:

     1. by telephone,
     2. via the Internet, or
     3. by returning the form to your broker.

Q:   What if I want to change my vote?

A: You may change your vote at any time before the meeting in any of the following three ways:

     1. notifying our corporate secretary, Robert L. Drury, in writing,
     2. voting in person at the meeting, or
     3. submitting a proxy card with a later date.

     If you hold your shares through a broker, bank or other nominee and wish to vote at the meeting, you must obtain a legal proxy from that nominee authorizing you to vote at the meeting. We will be unable to accept a vote from you at the meeting without that form. If you hold your shares directly and wish to vote at the meeting, no additional forms will be required.

Q:   How will directors be elected?

A: The 7 nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted will be elected as directors.

Q:   What vote is required to adopt the other proposals on the agenda?
A: On the proposals to adopt an employee stock purchase plan and to amend the 1994 Equity Compensation Plan, a quorum must be present and voting on each proposal, and a majority of the votes cast must be in favor of each proposal.



[USDATA LOGO]                                                                  1

--------------------------------------------------------------------------------
                          QUESTIONS AND ANSWERS (cont.)
--------------------------------------------------------------------------------


Q:   Who will count the votes?
A: A representative of USDATA will count the votes and act as the judge of elections.

Q:   What does it mean if I get more than one proxy card?
A: Your shares may be registered differently or may be in more than one account. We encourage you to have all accounts registered in the same name and address (whenever possible). You may obtain information about how to do this by contacting our transfer agent at:

         ChaseMellon Stockholder Services
         85 Challenger Road
         Ridgefield Park, NJ 07660
         (toll-free telephone 800-526-0801)

     If you provide ChaseMellon with photocopies of the proxy cards that you receive or with the account numbers that appear on each proxy card, it will be easier for ChaseMellon to combine your accounts.

     You also can find information on transferring shares and other useful stockholder information on their web site at www.chasemellon.com.

Q:   What is a quorum?
A: A quorum is a majority of the outstanding shares. The shares may be represented at the meeting either in person or by proxy. To hold the meeting, there must be a quorum present.

Q:   What is the effect if I abstain or fail to give instructions to my broker?
A: If you submit a properly executed proxy, your shares will be counted as part of the quorum even if you abstain from voting or withhold your vote for a particular director.

     Broker non-votes also are counted as part of the quorum. A broker non-vote occurs when banks, brokers or other nominees holding shares on behalf of a stockholder do not receive voting instructions from the stockholder by a specified date before the meeting. In this event, banks, brokers and other nominees may vote those shares on matters deemed routine. The election of directors is considered a routine matter. The adoption of the Employee Stock Purchase Plan and the amendment to the 1994 Equity Compensation Plan are considered non-routine matters. Therefore, brokers, banks or other nominees will not be able to vote on the adoption of the Employee Stock Purchase Plan or the amendment to the 1994 Equity Compensation Plan without instructions from the stockholder. This will result in a "broker non-vote" on these matters equal to the number of shares for which the brokers do not receive specific voting instructions.

     Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and have the effect of negative votes. A "withheld" vote is treated the same as an abstention. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Q:   Who can attend the meeting?
A: All stockholders are encouraged to attend the meeting. Admission tickets are not required.

[USDATA LOGO]                                                                  2

--------------------------------------------------------------------------------
                          QUESTIONS AND ANSWERS (cont.)
--------------------------------------------------------------------------------


Q:   Are there any expenses associated with collecting the stockholder votes?
A: We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. We do not anticipate hiring an agency to solicit votes at this time.

Q:   What is a stockholder proposal?
A: A stockholder proposal is your recommendation or requirement that USDATA or our board of directors take action on a matter that you intend to present at a meeting of stockholders. However, under the proxy rules we have the ability to exclude certain matters proposed, including those that deal with matters relating to our ordinary business operations.

Q:   Can anyone submit a stockholder proposal?
A: To be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1%, of our common stock for at least one year by the date you submit your proposal. You also must continue to hold those securities through the date of the meeting.

Q: If I wish to submit a stockholder proposal for the annual meeting in 2000, what action must I take?
A: If you wish us to consider including a stockholder proposal in the proxy statement for the annual meeting in 2000, you must submit the proposal, in writing, so that we receive it no later than January 8, 2000. The proposal must meet the requirements established by the SEC. Send your proposal to:

         Robert L. Drury
         Secretary
         USDATA Corporation
         2435 North Central Expressway
         Richardson, TX 75080-2722

     As to any proposal presented by a stockholder at the annual meeting that has not been included in the proxy statement, management proxies will be allowed to use their discretionary voting authority unless we receive notice of such proposal no later than March 23, 2000.

Q:   Who are USDATA's largest stockholders?
A: Safeguard Scientifics, Inc., beneficially owns 30.3%, Technology Leaders I beneficially owns 14.5%, Technology Leaders II beneficially owns 14.5%, and other directors and executive officers, as a group, beneficially own an additional 3.1%, of USDATA's common stock. At December 31, 1998, Bob B. Midyett owned 10.8% of USDATA's common stock and no other stockholder owned more than 5%.


[USDATA LOGO]                                                                  3

--------------------------------------------------------------------------------
                              ELECTION OF DIRECTORS
                            Item 1 on the Proxy Card
--------------------------------------------------------------------------------


Directors are elected annually and serve a one-year term. There are 7 nominees for election this year. Each nominee is currently serving as a director and has consented to serve until the next annual meeting if elected, and until his successor is elected and qualified. You will find detailed information on each nominee below. If any director is unable to stand for re-election, the Board may reduce its size or designate a substitute. If the Board designates a substitute, proxies voting on the original director candidate will be cast for the substituted candidate.

The Board recommends a vote FOR each nominee. The 7 nominees who receive the highest number of affirmative votes will be elected as directors.

-------------------------------------------------------------------------------
GARY J. ANDERSON, M.D.                                      Director since 1994
Age 59

Dr. Anderson has served as a managing director of TL Ventures LLC, a venture capital management company, since 1997. Dr. Anderson has served as a managing director since 1991, and a general partner since 1995 of Technology Leaders Management, L. P., and as a managing director and general partner of Technology Leaders II Management, L. P. since 1994. Dr. Anderson is a director of Quadrant Healthcare Inc.

--------------------------------------------------------------------------------
STEPHEN J. ANDRIOLE                                         Director since 1998
Age 49

Mr. Andriole is the senior technology officer of Safeguard Scientifics, inc., a company that develops and operates rapidly growing information technology businesses. Mr. Andriole was chief technology officer and senior vice president for technology strategy at CIGNA Corporation prior to coming to Safeguard in 1997.

-------------------------------------------------------------------------------
JAMES W. DIXON                                              Director since 1994
Age 52

Mr. Dixon has served as chief executive officer of Broadreach Consulting, Inc., an information technology staffing and consulting company, since October 1997. Mr. Dixon served as president and chief executive officer of Information Technology Consulting, Inc. from September 1996 to October 1997. From March 1996 until August 1996, Mr. Dixon served as chairman and chief executive officer of ClientLink, Inc., a software development company. From June 1988 through February 1996, Mr. Dixon served as an officer of CompuCom Systems, Inc., most recently as chairman of the board. Mr. Dixon is a director of AER Energy, Inc.

------------------------------------------------------------------------------
MAX D. HOPPER                                               Director since 1995
Age 64

Mr. Hopper has served as chairman of the board of USDATA since April 1998. He has served as principal and chief executive officer of Max D. Hopper Associates, Inc., an information systems consulting firm since 1995. Prior to that time, Mr. Hopper served as a senior vice president, Information Systems, of American Airlines, Inc. Mr. Hopper served as chairman of The SABRE Group, the airline reservation system unit of American Airlines, from April 1994 to January 1995. Mr. Hopper serves as a director of the Gartner Group, Inc., VTEL Corporation, Worldtalk Corporation, Payless Cashways, Inc., Metrocall, Inc., Exodus Communications, Inc. and United Stationers, Inc.

[USDATA LOGO]                                                                  4

-------------------------------------------------------------------------------
                          ELECTION OF DIRECTORS (cont.)
                            Item 1 on the Proxy Card
-------------------------------------------------------------------------------


ROBERT A. MERRY                                            Director since 1997
Age 49

Mr. Merry has served as president and chief executive officer of USDATA since July 1997. From June 1995 to July 1997, Mr. Merry served as president of the process manufacturing strategic business unit of Electronic Data Systems (EDS). From March 1992 to June 1995, Mr. Merry served as vice president of manufacturing and Gulf Atlantic sales manager for EDS.

------------------------------------------------------------------------------
JACK L. MESSMAN                                            Director since 1994
Age 59

Mr. Messman has served as chairman and chief executive officer of Union Pacific Resources Group Inc., an energy company, since April 1991. Mr. Messman is a director of Cambridge Technology Partners (Massachusetts), Inc., Metallurg, Inc., Novell, Inc., Tandy Corp., Union Pacific Resources Group Inc. and Safeguard Scientifics, Inc.

-------------------------------------------------------------------------------
ARTHUR R. SPECTOR                                           Director since 1994
Age 58

Mr. Spector is a managing director of the general partner and of the management company of Safeguard International Fund, L. P., an international private equity fund. From January 1997 to March 1998, Mr. Spector served as a managing director of TL Ventures LLC, a venture capital management company organized to manage day-to-day operations of TL Ventures III L.P. and TL Ventures III Offshore L.P. From January 1995 to December 1996, Mr. Spector served as director of acquisitions for Safeguard Scientifics, Inc. From July 1992 to May 1995, Mr. Spector was vice chairman and secretary of Casino & Credit Services, Inc. From October 1991 to December 1994, Mr. Spector was chief executive officer and director of Perpetual Capital Corporation, a merchant banking organization. Mr. Spector is chairman of the board of directors of Neoware systems, Inc. and a director of DocuCorp International, Inc. and Metallurg, Inc.

[USDATA LOGO]                                                                  5

--------------------------------------------------------------------------------
                  BOARD OF DIRECTORS -- ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


Board Meetings: The board of directors held five meetings in 1998. Each director attended at least 75% of the total number of meetings of the board and committees of which he was a member.

Annual and Meeting Attendance Fees: Directors who are not executive officers of Safeguard Scientifics, Inc. or employees of USDATA are reimbursed for travel expenses incurred in connection with attending board meetings or other company business but do not receive compensation for serving as directors.

Stock Options: Directors who are not executive officers of Safeguard Scientifics, Inc. or any wholly owned subsidiary or employees of USDATA or any subsidiary receive:


o a stock option to purchase 15,000 shares of USDATA's common stock upon initial election to the board, and
o    bi-annual service grants of 3,000 shares of USDATA's common stock.

Directors' options have an eight-year term and vest 25% each year starting on the first anniversary of the grant date. The exercise price is equal to the closing price of a share of USDATA common stock on the grant date.

In March 1998, Mr. Hopper received an option for 40,000 shares at an exercise price of $6.25 per share upon his appointment as chairman of the board. No annual service grants were made in 1998.

--------------------------------------------------------------------------------
                        BOARD COMMITTEE MEMBERSHIP ROSTER
--------------------------------------------------------------------------------

                                  Audit         Compensation        Executive
Meetings held in 1998               1                 4                 0
Max D. Hopper                                         X*                X*
james W. Dixon                      X*
Robert A. Merry                                                         X
Jack L. Messman                     X                 X
Arthur R. Spector                                     X                 X

------------
* Chairperson

Audit: recommends our independent certified public accountants, discusses the scope and results of our audit with the independent certified public accountants, reviews with management and the independent certified public accountants our interim and year-end operating results, considers the adequacy of our internal accounting controls and audit procedures, and reviews the non-audit services to be performed by the independent certified public accountants.

Compensation: reviews and recommends compensation arrangements for senior management including salaries, cash incentives and option grants, and administers our equity compensation plan.

Executive: approves transactions that do not exceed one million dollars in the aggregate, except where the approval of the board of directors is required by law.

[USDATA LOGO]                                                                  6

--------------------------------------------------------------------------------
                PROPOSAL TO ADOPT AN EMPLOYEE STOCK PURCHASE PLAN
                            Item 2 on the Proxy Card
--------------------------------------------------------------------------------

The board unanimously recommends a vote FOR approval of this proposal. Proxies received by the board will be so voted unless stockholders specify otherwise on their proxy cards.

Background

USDATA's stockholders are being asked to approve the adoption of the USDATA Corporation Employee Stock Purchase Plan (Purchase Plan). The Purchase Plan was approved by the board of directors on April 22, 1999, with a total of 200,000 shares reserved for issuance thereunder. The purpose of the Purchase Plan is to provide employees of USDATA, and any majority owned subsidiaries that adopt the Purchase Plan, with an opportunity to purchase common stock from USDATA through payroll deductions and to provide USDATA with the ability to attract, retain, and motivate the best people available for the successful conduct of its business. The essential features of the Purchase Plan are outlined below. The description that follows, however, is only a summary and is qualified in its entirety by reference to the full text of the Purchase Plan, which is attached as Appendix A to this proxy statement.

Offering Period

Offerings under the Purchase Plan have a duration of six months. The first offering will begin on July 1, 1999, and end on December 31, 1999. A new offering period shall begin on the first day of each six calendar month period beginning on each January 1 and July 1 of a calendar year, and ending at the end of such six month period, unless changed by the committee of the board of directors that administers the Purchase Plan.

Grant and Exercise of Option

On the first day of an offering period (Enrollment Date), the participant is granted an option to purchase on the last day of the offering period (Exercise
Date) up to a number of whole shares of the common stock determined by dividing 15% of the participant's compensation (as defined in the "Payroll Deduction" section, below) by the exercise price, which shall not be less than the lower of
(i) 85% of the fair market value of a share of the common stock on the Enrollment Date or (ii) 85% of the fair market value of a share of common stock on the Exercise Date. The exercise price shall be determined by the committee. The number of shares subject to such option shall be reduced, if necessary, to maintain the limitations with respect to a participant's ownership of stock and/or options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of USDATA or any majority owned subsidiary, and to restrict a participant's right to purchase stock under the Purchase Plan to $25,000 in fair market value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time. Unless the employee has withdrawn, his or her option for the purchase of shares will be exercised automatically on the Exercise Date at the applicable price. To the extent an employee's payroll deductions exceed the amount required to purchase the shares subject to option, such excess amount shall be held in such participant's account for the next period.

Shares Available under the Purchase Plan

The total number of shares of common stock that are issuable under the Purchase Plan is 200,000 shares.

Eligibility and Participation

Any employee who is customarily employed for at least 20 hours per week and more than five months per calendar year by USDATA is eligible to participate in offerings under the Purchase Plan.


[USDATA LOGO]                                                                  7

Employees of subsidiaries that adopt the Purchase Plan will be eligible on the same basis. Employees become participants in the Purchase Plan by delivering to USDATA a subscription agreement authorizing payroll deductions within the specified period of time prior to the Enrollment Date.

No employee is permitted to purchase shares under the Purchase Plan if such employee owns 5% or more of the total combined voting power or value of all classes of shares of stock of USDATA (including shares that may be purchased under the Purchase Plan or pursuant to any other options). In addition, no employee is entitled to purchase more than $25,000 worth of shares (based on the fair market value of the shares at the time the option is granted) in any calendar year.

Purchase Price

The committee will set the price at which shares are sold under the Purchase Plan, which will not be less than 85% of the fair market value per share of common stock at either the Enrollment Date or at the Exercise Date, whichever is lower.

Payroll Deductions

The purchase price of the shares is accumulated by payroll deduction over each offering period. The deductions may not be greater than 15% of a participant's compensation. "Compensation" for purposes of the Purchase Plan shall mean all base straight-time gross earnings and sales commissions, overtime pay and cash bonuses.

All payroll deductions of a participant are credited to his or her account under the Purchase Plan and are deposited with the general funds of USDATA. Such funds may be used for any corporate purpose pending the purchase of shares.

Administration

The Purchase Plan is administered by the committee, which shall have all powers with respect to the Purchase Plan, except for amending or terminating the Purchase Plan.

Withdrawal from the Purchase Plan

A participant may terminate his or her interest in a given offering by withdrawing all, but not less than all, of the accumulated payroll deductions credited to such participant's account at any time prior to the end of the offering period. The withdrawal of accumulated payroll deductions automatically terminates the employee's interest in that offering as the case may be. As soon as practicable after such withdrawal, the payroll deductions credited to a participant's account are returned to the participant without interest.

A participant's withdrawal from an offering does not have any effect upon such participant's eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Employment

Termination of a participant's employment for any reason, including retirement or death or the failure to remain in the continuous employ of USDATA for at least 20 hours per week (except for certain leaves of absence), cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to the participant, or in the case of death, to the person or persons entitled thereto, without interest.

Capital Changes

In the event of changes in the common stock of USDATA due to a stock split or other changes in capitalization, or in the event of any merger, sale, reclassification, or any other reorganization, appropriate adjustments will be made by USDATA to the shares subject to purchase and to the price per share.


[USDATA LOGO]                                                                  8

Nonassignability

No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason, and any such attempt may be treated by the committee as an election to withdraw from the Purchase Plan.

Amendment and Termination of the Purchase Plan

The board of directors of USDATA may at any time amend or terminate the Purchase Plan; however, such termination cannot affect options previously granted nor may any amendment make any change in an existing option that adversely affects the rights of any participant, except as necessary to comply with tax or securities laws. No amendment may be made to the Purchase Plan without prior approval of the stockholders of USDATA if such amendment would increase the number of shares that may be issued under the Purchase Plan, permit payroll deductions at a rate in excess of 15% of a participant's compensation, change the designation of the employees eligible for participation in the Purchase Plan or constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3, or any successor rule.

Tax Information

The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of section 423 of the Internal Revenue Code (Code), which incorporates by reference the tax treatment provisions of section 421 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant generally will be subject to tax and the amount of the tax will depend upon the holding period. If the shares have been held by the participant for more than two years after the Enrollment Date and one year from the Exercise Date, the amount of ordinary income will be the lesser of (a) the excess of the fair market value of the shares at the time of disposition over the purchase price, or (b) the excess of the fair market value of the shares at the time the option was granted over the purchase price (which purchase price will be computed as of the Enrollment
Date), and any further gain will be treated as long-term capital gain. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the Exercise Date over the purchase price will be treated as ordinary income. USDATA is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares prior to the expiration of the holding period described above.

The foregoing is only a summary of the effect of federal income taxation upon the participant and USDATA with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

Required Vote

Approval of the Purchase Plan requires the affirmative vote of a majority of the votes cast by the holders of USDATA's outstanding shares of common stock entitled to vote thereon. If not so approved by the stockholders, the Purchase Plan will be terminated.


[USDATA LOGO]                                                                  9

--------------------------------------------------------------------------------
               PROPOSAL TO AMEND THE 1994 EQUITY COMPENSATION PLAN
                            Item 3 on the Proxy Card
--------------------------------------------------------------------------------

Background and Proposed Amendment

Our current stock option plan (1994 Plan) was adopted in 1994. Since less than 140,000 shares remain available for issuance under that plan, on April 22, 1999, our board adopted, subject to stockholder approval, an amendment authorizing an additional 500,000 shares for issuance.

The board recommends a vote FOR approval of the amendment to the 1994 Plan. Approval of this amendment requires a majority of the votes cast at a meeting at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy, and voting on the amendment. If the stockholders do not approve the amendment, then the number of shares that may be issued under the 1994 Plan may not exceed 2,000,000 shares.

Purpose of the 1994 Plan

The 1994 Plan provides participants with an opportunity to receive grants of incentive stock options, non-qualified stock options, stock appreciation rights and restricted stock awards with an exercise price generally equal to or greater than the fair market value on the grant date.

We believe the plan enables us to attract, retain and motivate our employees, encourage participants to contribute materially to our growth, thus benefiting our stockholders, and align the economic interests of the participants with those of our stockholders.

The plan is not qualified under section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act.

Shares Subject to the 1994 Plan

The 1994 Plan, as amended by this proposal, authorizes the issuance of 2,500,000 shares of USDATA common stock. The maximum number of shares that may be granted to any individual during any calendar year is 500,000. Shares issued under the 1994 Plan may be authorized but unissued shares or may be reacquired shares. If options granted under the 1994 Plan terminate, expire or are canceled, forfeited, exchanged or surrendered without being exercised, or if any shares of restricted stock are forfeited, those shares will again be available for purposes of the 1994 Plan.

No grants have been made and there are no current plans to authorize any specific grants under this amendment to the 1994 Plan. The closing price of a share of our common stock on April 19, 1999, was $3.313 per share.

Administration of the 1994 Plan

The 1994 Plan is administered by a compensation committee, which is currently composed of Messrs. Messman, Hopper and Andriole.

The committee has the authority to administer and interpret the 1994 Plan. Specifically, it is authorized to:

o    determine the individuals to whom grants shall be made,
o    determine the type, size and terms of grants,
o determine the time when grants will be made and the duration of any applicable exercise period or restriction period, including the criteria for exercisability and acceleration of exercisability,
o amend the terms of any outstanding award (with the consent of the participant) to reflect terms not otherwise inconsistent with the 1994 Plan,

[USDATA LOGO]                                                                 10

o make factual determinations and adopt or amend appropriate rules, regulations, agreements and instruments for implementing the 1994 Plan, and
o    deal with any other matter arising under the 1994 Plan.

Eligibility for Participation and Grants

Those eligible to receive grants are employees (including officers and members of the board), non-employee directors and certain eligible independent contractors of USDATA or any subsidiary. There are approximately 123 employees, 6 non-employee directors and no independent contractors currently eligible to receive grants.

Grants may be incentive stock options, nonqualified stock options, stock appreciation rights or restricted stock awards. All grants are subject to the terms and conditions of the 1994 Plan.

All committee decisions are final and binding on all persons having any interests in the 1994 Plan or in any grants made under the 1994 Plan. The committee will execute its powers in the best interest of USDATA, not as a fiduciary, and in keeping with the objectives of the 1994 Plan. Decisions of the committee need not be uniform among participants.

Stock Options

Grant of Stock Options. The committee may grant options qualifying as incentive stock options to employees. The committee may grant nonqualified stock options to any participant. Grants to employees may be made in any combination of incentive stock options and nonqualified stock options.

Option Price. The option price is determined by the committee at the time of grant. To qualify as an incentive stock option, the exercise price may not be less than 100% of the fair market value of common stock on the date of grant. Also, the value (determined as of the grant date) of any incentive stock options held by a participant that become exercisable for the first time during any calendar year cannot exceed $100,000. If a grantee owns stock having more than 10% of the voting power of USDATA or any subsidiary, the exercise price of an incentive stock option may not be less than 110% of the fair market value of the common stock on the date of grant.

Term and Exercisability of Stock Options. The committee determines the term of stock options granted under the 1994 Plan, although the term may not exceed 10 years. If a grantee owns stock having more than 10% of the voting power of USDATA or any subsidiary, the term of an incentive stock option may not exceed five years. No stock option may be exercised by any person after expiration of the term of the option. The committee determines how stock options become exercisable and may accelerate vesting at any time for any reason.

Manner of Exercise of Stock Options. To exercise a stock option, a grantee must deliver a written exercise notice specifying the number of shares to be purchased together with payment of the option exercise price. The exercise price may be paid in any of the following ways:

o    in cash or check,

o by delivering shares of unrestricted common stock of USDATA already owned by the participant, subject to certain restrictions, having a fair market value equal to the exercise price,

o    in a combination of cash and shares, or

o any other method of payment as the committee may approve, including a "cashless exercise" of a stock option, effected by delivering a notice of exercise to USDATA and a securities broker, with instructions to the broker to deliver to USDATA out of the sale proceeds the amount necessary to pay the exercise price.

The committee may determine to grant a replacement option at the time of exercise for a number of shares up to the number of shares subject to the option being exercised. The terms of the replacement option are determined by the committee but the exercise price must be equal to the fair market value of a share on the date of exercise.

For a non-qualified stock option, we also are required to withhold taxes. If approved by the committee, the income tax withholding


[USDATA LOGO]                                                                 11
obligation may be satisfied by withholding shares of an equivalent market value. Shares of common stock tendered in payment of the exercise price must have been held by the participant long enough to avoid adverse accounting consequences to USDATA.

Termination of Stock Options as a Result of Termination of Employment, Disability or Death. Generally, vested stock options will remain exercisable for a period of time following termination of service as follows:

o one year following termination of service if an individual dies or is disabled, or
o    three months following termination of service for any other reason.

The committee, either at or after grant, may provide for different termination provisions. The committee may extend the exercise period for a non-qualified stock option after termination of service. Options which are not exercisable at termination of service are terminated as of that date.

If service is terminated for cause, the committee may terminate all stock options held by the participant at the date of termination. The committee may, upon refund of the exercise price, require the participant to forfeit all shares underlying any exercised portion of an option for which we have not yet delivered the share certificates. Termination for cause means a finding by the committee that the participant has:

o breached his or her employment contract, non-competition agreement or other obligation to USDATA,
o been engaged in fraud, embezzlement, theft, commission of a felony or proven disloyalty in the course of his or her service, or
o    disclosed trade secrets or confidential information.

Transferability of Stock Options. Generally, only a participant may exercise rights under a stock option during his or her lifetime, and those rights may not be transferred except by will or by laws of descent and distribution. When a participant dies, the personal representative or other person entitled to succeed to his or her rights may exercise those rights upon furnishing satisfactory proof of that person's right to receive the stock option. The committee may nevertheless choose to provide with respect to non-qualified stock options that a participant may transfer those options to family members or other persons or entities.

Restricted Stock Grants

The committee may provide a participant with an opportunity to acquire shares of our common stock contingent upon his or her continued service or the satisfaction of other criteria. Restricted stock differs from a stock option in that a participant must make an immediate decision whether to make an investment in the stock. The committee determines the amount to be paid for the stock or may decide to grant the stock for no consideration. The committee may specify that the restrictions will lapse over a period of time or according to any other factors or criteria. If a participant's service terminates during the period of any restrictions, the restricted stock grant will terminate with respect to all shares as to which the restrictions on transfer have not lapsed unless the committee provides for an exception to this requirement. Until the restrictions on transfer have lapsed, a participant may not in any way dispose of the shares of common stock to which the restriction applies. All restrictions lapse upon the expiration of the applicable restriction period. Unless the committee determines otherwise, however, during the restriction period the participant has the right to vote restricted shares and receive any dividends or other distributions paid on them, subject to any restrictions specified by the committee.

Stock Appreciation Rights

The committee may provide a participant with the right to receive a benefit measured by the appreciation in a specified number of shares of our common stock over a period of time. The amount of this benefit is equal to the difference between the fair market value of the stock on the exercise date and the base amount of the stock appreciation right (SAR). Generally, the base amount of a SAR is equal to the per share exercise

[USDATA LOGO]                                                                 12
price of the related stock option or, if there is no related option, the fair market value of a share of common stock on the date the SAR is granted. The committee may pay this benefit in cash, in stock, or any combination of the two.

The committee may grant a SAR either separately or in tandem with all or a portion of a stock option. SARs may be granted when the stock option is granted or later while it remains outstanding, although in the case of an incentive stock option, SARs may be granted only at the time the option is granted. Tandem SARs may not exceed the number of shares of common stock that the participant may purchase upon the exercise of the related stock option during the period. Upon the exercise of a stock option, the SARs relating to the common stock covered by the stock option terminate. Upon the exercise of SARs, the related stock option terminates to the extent of an equal number of shares of common stock.

SARs are subject to the same termination provisions on death, disability or termination of service as stock options. The committee may accelerate the exercisability of any or all outstanding SARs.

Adjustments Provisions

The committee will adjust:

o    the maximum number and class of shares issuable under the 1994 Plan,
o    the number and class of shares subject to an outstanding grant, or
o    the purchase prices of outstanding options or stock appreciation rights,

to appropriately reflect any of the following events:

o    a reorganization, recapitalization or change of shares,
o    a stock split, spin-off, stock dividend or reclassification,
o    a subdivision or combination of shares,
o    a merger, consolidation, rights offering, or
o    any other change in corporate structure or shares.

If any event should occur, each outstanding option shall be assumed by the surviving or successor corporation except if the committee should determine to terminate the option. In that case, the committee may allow the participant to exercise the vested portion of the option before the termination.

Federal Income Tax Consequences

The current federal income tax treatment of grants under the 1994 Plan is described below. Local and state tax authorities also may tax incentive compensation awarded under the 1994 Plan. Because of the complexities involved in the application of tax laws to specific circumstances and the uncertainties as to possible future changes in those laws, we urge participants to consult their own tax advisors concerning the application of the general principles discussed below to their own situations and the application of state and local tax laws.

Incentive Stock Options. A participant will not recognize taxable income for the purpose of the regular income tax upon either the grant or exercise of an incentive stock option. However, for purposes of the alternative minimum tax imposed under the Internal Revenue Code, in the year in which an incentive stock option is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be treated as an item of adjustment.

If a participant disposes of the shares acquired under an incentive stock option after at least two years following the date of grant and at least one year following the date of exercise, the participant will recognize a long-term capital gain or loss equal to the difference between the amount realized upon the disposition and the exercise price. We will not be entitled to any tax deduction by reason of the grant or exercise of the incentive stock option.

If a participant disposes of shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements (known as a disqualifying disposition), the gain recognized on disposition will be taxed as ordinary income


[USDATA LOGO]                                                                 13
to the extent of the difference between the lesser of the sale price or the fair market value of the shares on the date of exercise and the exercise price. We will be entitled to a federal income tax deduction in the same amount. The gain, if any, in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the participant held the shares before the disposition.

If a participant tenders shares of common stock received upon the exercise of an incentive stock option to pay the exercise price within either the two-year or one-year holding periods described above, the disqualifying disposition of the shares used to pay the exercise cost will result in income (or loss) to the participant and, to the extent of a recognized gain, a tax deduction to USDATA. If, however, the holding period requirements are met and the number of shares received on the exercise does not exceed the number of shares surrendered, the participant will recognize no gain or loss with respect to the surrendered shares, and will have the same basis and holding period with respect to the newly acquired shares as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the participant's basis in the excess shares will equal the amount of cash paid by the participant upon the original exercise of the stock option, and the participant's holding period with respect to the excess shares will begin on the date the shares are transferred to the participant. The tax treatment described above for shares newly received upon exercise is not affected by using shares to pay the exercise price.

Non-qualified Stock Options. There are no federal income tax consequences to a participant or USDATA upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, a participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price, and we will be entitled to a corresponding federal income tax deduction. If a participant surrenders shares to pay the exercise price, and the number of shares received on the exercise does not exceed the number of shares surrendered, the participant will recognize no gain or loss with respect to the surrendered shares, and will have the same basis and holding period with respect to the newly acquired shares as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid by the participant upon the exercise, will be includible in the gross income of the participant. The participant's basis in the excess shares will equal the sum of the cash paid by the participant upon the exercise of the stock option plus any amount included in the participant's gross income as a result of the exercise of the stock option.

The committee may permit the participant to elect to surrender or deliver shares otherwise issuable upon exercise, or previously acquired shares, in order to satisfy the federal income tax withholding, subject to certain restrictions described in the 1994 Plan. Such an election will result in a disposition of the shares which are surrendered or delivered, and an amount will be included in the participant's income equal to the excess of the fair market value of the shares over the participant's basis in the shares.

Upon the sale of the shares acquired by the exercise of a non-qualified stock option, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the non-qualified stock options).

Restricted Stock. A participant normally will not recognize taxable income upon the award of a restricted stock grant, and USDATA will not be entitled to a deduction, until the stock is transferable by the


[USDATA LOGO]                                                                 14
participant or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the common stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock at that time, less any consideration paid by the participant for the shares, and USDATA will be entitled to a federal income tax deduction in the same amount. A participant may, however, elect to recognize ordinary compensation income in the year the restricted stock grant is awarded in an amount equal to the fair market value of the common stock at that time less any consideration paid by the participant for the shares, determined without regard to the restrictions. In such event, USDATA generally will be entitled to a corresponding federal income tax deduction in the same year. Any gain or loss recognized by the participant upon a subsequent disposition of the shares will be capital gain or loss. If, after making the election, any shares subject to a restricted stock grant are forfeited, or if the market value declines during the restriction period, the participant is not entitled to any tax deduction or tax refund if the participant does not recover any consideration paid by the participant for the restricted stock.

Stock Appreciation Rights. There are no federal income tax consequences to a participant or to USDATA upon the grant of a SAR. Upon the exercise of a SAR, a participant will recognize ordinary compensation income in an amount equal to the cash and the fair market value of the shares of common stock received upon exercise. USDATA generally will be entitled to a corresponding federal income tax deduction at the time of exercise. Upon the sale of any shares acquired by the exercise of a SAR, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the amount of ordinary income recognized by the participant at the time of exercise of the SAR).

Tax Withholding. All grants under the 1994 Plan are subject to applicable tax withholding requirements. We shall have the right to deduct from all grants paid in cash, or from other wages paid to a participant, any taxes required by law to be withheld with respect to the grant. If grants are paid in shares of common stock, we may require a participant to pay the amount of the taxes that we are required to withhold or may deduct the amount of the withholding taxes from other wages paid to the participant. If approved by the committee, the income tax withholding obligation with respect to grants paid in common stock may be satisfied by having shares withheld up to an amount that does not exceed the participant's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. Our obligations under the 1994 Plan are conditional upon the payment or arrangement for payment of any required withholding.

Section 162(m). Under section 162(m) of the Internal Revenue code, we may be precluded from claiming a federal income tax deduction for total remuneration in excess of $1,000,000 paid to the chief executive officer or to any of the other four most highly compensated employees in any one year. Total remuneration may include amounts received upon the exercise of options granted under the 1994 Plan. An exception does exist, however, for "performance-based compensation."


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


--------------------------------------------------------------------------------
                STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                        AND GREATER THAN 5% STOCKHOLDERS
                              as of APRIL 19, 1999
--------------------------------------------------------------------------------


                                                                               Shares
                                                                            Beneficially
                                                                 Options       Owned
                                               Shares         Exercisable     Assuming       Percent
                                            Beneficially        Within 60    Exercise of       of
                 Name                          Owned              Days        Options         Shares
-----------------------------------------------------------------------------------------------------
Safeguard Scientifics, Inc.                   2,967,348         698,238      12,100,644        30.3%
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087

Technology Leaders I L.P.                     1,654,356               0       1,654,356        14.5%
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087

Technology Leaders II L.P.                    1,654,356               0       1,654,356        14.5%
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087

Bob B. Midyett                                1,228,224               0       1,228,224        10.8%

Max D. Hopper                                         0          25,000          25,000         *

Gary J. Anderson, M D                            12,148               0          12,148         *

Stephen J. Andriole, Ph.D.                            0               0               0         *

James W. Dixon                                   12,450          16,500          28,950         *

Robert A. Merry                                       0          87,500          87,500         *

Jack L. Messman                                  69,225          16,500          85,725         *

Arthur R. Spector                                     0          77,582          94,082         *

Robert L. Drury                                       0          25,000          25,000         *
Executive officers and directors as a
group (8 persons)
                                                 93,823         264,582         358,405         3.1%
-----------------------------------------------------------------------------------------------------

* Less than 1% of USDATA's outstanding shares of common stock

Each individual has the sole power to vote and to dispose of the shares (other than shares held jointly with spouse) except as follows:

Safeguard Scientifics, Inc.         Includes shares held by Safeguard Scientifics (Delaware), Inc., a wholly-owned subsidiary of Safeguard Scientifics, Inc.  Includes 698,238 shares that may be acquired pursuant to currently exercisable warrants.  All of the shares beneficially owned by Safeguard have been pledged by Safeguard as collateral under its line of credit.  Does not include shares beneficially owned by each of Technology Leaders I and Technology Leaders II, venture capital partnerships in which Safeguard has a beneficial interest.  Safeguard disclaims beneficial ownership of the shares beneficially owned by each of
                                    Technology Leaders I and Technology Leaders II.

Technology Leaders I                Consists of Technology Leaders L. P. and Technology Leaders Offshore C.V.
                                    Technology Leaders Management L. P., the sole general partner of Technology
                                    Leaders L. P. and the co-general partner of Technology Leaders Offshore C.V., exercises, through its executive committee, sole investment and voting power with respect to the Shares owned by such entities.  Of the 1,654,356 Shares owned by Technology Leaders I, 772,418 Shares are owned by Technology Leaders
                                    L. P. and 881,938 Shares are owned by Technology Leaders Offshore C.V.
                                    Technology Leaders L. P., Technology Leaders Offshore C.V., Technology Leaders
                                    Management L. P., Technology Leaders II L. P., Technology Leaders II Offshore


[USDATA LOGO]                                                                 16



                                    C.V. and Technology Leaders II Management L. P. are members of a group for purposes of Sections 13(d) and 13(g) of the Securities Exchange Act of 1934.
                                    Technology Leaders I disclaims beneficial ownership of the Shares beneficially owned by Technology Leaders II.

Technology Leaders II               Consists of Technology Leaders II L. P. and Technology Leaders II Offshore
                                    C.V.  Technology Leaders II Management L. P., the sole general partner of
                                    Technology Leaders II L. P. and the co-general partner of Technology Leaders
                                    II Offshore C.V., exercises, through its executive committee, sole investment and voting power with respect to the Shares owned by such entities.  Of the
                                    1,654,356 Shares owned by Technology Leaders II, 921,972 Shares are owned by
                                    Technology Leaders II L. P. and 732,384 Shares are owned by Technology Leaders
                                    II Offshore C.V. Technology Leaders L. P., Technology Leaders Offshore C.V.,
                                    Technology Leaders Management L. P., Technology Leaders II L. P., Technology
                                    Leaders II Offshore C.V. and Technology Leaders II Management L. P. are
                                    members of a group for purposes of Sections 13(d) and 13(g) of the Securities
                                    Exchange Act of 1934.  Technology Leaders II disclaims beneficial ownership of the Shares beneficially owned by Technology Leaders I.

Bob B. Midyett                      Includes 335,000 shares held in a family partnership and 893,224 shares held in a family trust.

Gary J. Anderson                    Excludes 1,654,356 shares beneficially owned by Technology Leaders I and 1,654,356 shares beneficially owned by Technology Leaders II, of which Dr.
                                    Anderson disclaims beneficial ownership.

Jack L. Messman                     Includes 6,620 shares held in trust for Mr. Messman's daughter, and 6,620 shares held in trust for Mr. Messman's son.  Mr. Messman disclaims beneficial ownership of the securities held in trust for his children.

Arthur R. Spector                   Includes 77,582 shares that may be acquired pursuant to currently exercisable warrants.


Section 16(a) Beneficial Ownership Reporting Compliance: The rules of the Securities and Exchange Commission require that we disclose late filings of reports of stock ownership by our directors and executive officers. To the best of our knowledge, the only late filing during 1998 was a Form 4 by James W. Dixon.



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

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

The following graph compares the cumulative total return on USDATA's common stock for the period from June 16, 1995, through December 31, 1998, with the cumulative total return on the Nasdaq Index and the peer group index for the same period.

In the printed version there appears a line graph with the following plot points depicted:


                        16-Jun-95       Dec-95       Dec-96       Dec-97        Dec-98
                       -------------------------------------------------------------------
USDATA                     100           290           113           93           38
Nasdaq                     100           113           139          171          240
Peer Group                 100           117           149          183          309

1. The peer group consists of SIC Code 737--computer programming and data processing services.

2. USDATA has historically reinvested earnings in the growth of its business and has not paid cash dividends on its common stock.

3.   Assumes an investment of $100 on June 16, 1995.


[USDATA LOGO]                                                                 18

--------------------------------------------------------------------------------
                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------


COMPENSATION PHILOSOPHY

USDATA's mission is to succeed in a highly competitive business and achieve maximum returns for our stockholders by providing manufacturing and process control knowledge through software products and services.

Our philosophy is to align the compensation of senior management and other employees with that mission and the long-term interests of our stockholders. This philosophy also helps us to:

o    attract and retain outstanding executives,
o    promote among our executives the economic benefits of stock ownership, and
o motivate and reward executives who, by their hard work, loyalty and exceptional service, make contributions of special importance to the success of our business.

COMPENSATION STRUCTURE

The compensation of USDATA's executives consists of:

o    base salary,
o    annual cash incentives, and
o    stock options.

Base Pay

Base pay is established initially on the basis of a combination of subjective factors, including experience and achievements of the individual and the level of responsibility assumed at USDATA. Salary increases for 1998 were based on:

o    level of achievement of financial and strategic objectives,
o    levels of individual responsibility and performance, and
o    general levels of inflation.

Mr. Merry's 1998 base pay. Mr. Merry's annual base salary for 1998 was $225,000. Since Mr. Merry joined USDATA in the latter half of 1997, his annual salary in 1998 was not increased over 1997.

Other highly compensated executives' 1998 base pay. Based on the guidelines discussed above, Mr. Drury's annual base salary for 1998 was $150,000.

Annual Cash Incentives

Annual cash incentives are intended to create an incentive for executives who significantly contribute to and influence USDATA's strategic plans and are responsible for USDATA's performance. Our primary objectives are to:

o    focus executives' attention on profitability and asset management,
o    encourage teamwork,
o tie executives' pay to corporate performance goals consistent with long-term goals of our stockholders.

Incentives are awarded based on achievement of annual financial and strategic goals approved by the compensation committee at the beginning of the year, which goals may include target ranges of:

o    pretax earnings,
o    earnings per share,
o    return on equity,
o    cash management, or
o some other objective measurement consistent with long-term goals of our stockholders.

The committee approves a target range for specific and/or strategic goals and a range of potential incentive amounts for each executive, stated as a percentage of base salary, and based upon the executive's ability to impact USDATA's performance. Incentives are awarded at year-end based on the level achievement of the goals compared to the target ranges established.


[USDATA LOGO]                                                                 19

Mr. Merry's 1998 cash incentive. Mr. Merry was eligible for a cash incentive of 67% of his base salary. 75% of the cash incentive was based on his achievement of financial performance objectives and 25% was based on achievement of personal strategic goals. Mr. Merry was awarded a cash incentive of $78,837 in 1998.

Other highly compensated executives' 1998 cash incentives. The committee approved cash incentives based 75% on the achievement of specific financial goals and 25% on the achievement of specific personal goals determined by the committee. Mr. Drury was awarded a cash incentive of $31,538 in 1998.

Stock Options

Stock options are intended to align the interests of executives and key employees with the long-term interests of our stockholders and other investors and to encourage executives and key employees to remain in our employ. Grants are not made in every year, but are awarded subjectively based on the following factors including:

o    individual's level of responsibility,
o    amount and term of options already held by the individual,
o individual's achievement of financial and strategic objectives, which may include in addition to the goals described above:

     o    developing strategic alliances,
     o    identifying and expanding markets,
     o    developing new products,
     o    expanding existing market share and penetration,
     o    expanding operating capabilities, and
     o    improving net operating margins and return on equity.


1998 Stock Option Awards. In 1998, the committee did not grant stock options to executive officers.

Submitted by the compensation committee:

Max D. Hopper, Chairman
Jack L. Messman
Arthur R. Spector

IRS Limits on Deductibility of Compensation. Section 162(m) of the Internal Revenue Code provides that publicly held companies may not deduct in any taxable year compensation in excess of $1,000,000 paid to any of the individuals named in the Summary Compensation Table that is not "performance-based." To qualify as "performance-based" compensation, the compensation committee's discretion to grant incentive awards must be strictly limited. The compensation committee believes that the benefit of retaining the ability to exercise discretion under USDATA's incentive compensation plans outweighs the limited risk of loss of tax deductions under section 162(m). Therefore, the compensation committee does not currently plan to qualify its incentive compensation plans under section 162(m).


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

--------------------------------------------------------------------------------
                   EXECUTIVE COMPENSATION & OTHER ARRANGEMENTS
--------------------------------------------------------------------------------

                1998 Annual Compensation for the Top Two Officers



--------------------------------------------------------------------------------------------------------------------------
                                                                                         Long-Term
                                                                                       Compensation
                                                 Annual Compensation                      Awards
                                    ----------------------------------------------- --------------------
                                                                                        Securities
                                                                    Other Annual        Underlying           All Other
   Name and Principal                                              Compensation        Options/SARS        Compensation
        Position           Year      Salary ($)      Bonus ($)         ($)(1)              (#)                 ($)(2)
--------------------------------------------------------------------------------------------------------------------------
Robert A. Merry,           1998     $ 225,000       $ 78,837             --                 --                 $2,500
President and Chief
Executive Officer(3)       1997     $  96,346       $ 63,000             --               450,000                --
--------------------------------------------------------------------------------------------------------------------------
Robert L. Drury,           1998     $ 150,000       $ 31,535             --                 --                 $2,250
Vice President, Chief
Financial Officer and      1997         9,375         22,500             --               100,000                --
Secretary (3)
-------------------------------------------------------------------------------------------------------------------------


Notes to Annual Compensation Table:

(1) For 1998, personal benefits did not exceed $50,000 or 10% of the total annual salary and bonus for any executive.

(2) For 1998, all other compensation includes USDATA's contributions to the 401(k) Matched Savings Plan:

(3) Mr. Merry and Mr. Drury joined USDATA on August 1997, and December 1997, respectively.

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

--------------------------------------------------------------------------------
                            1998 STOCK OPTION GRANTS
--------------------------------------------------------------------------------

         The 1998 Stock Option Grant table has been excluded since there were no grants made to executive officers in 1998.

--------------------------------------------------------------------------------
                         1998 STOCK OPTION EXERCISES AND
                          YEAR-END STOCK OPTION VALUES
--------------------------------------------------------------------------------


                                                         Number Of Securities
                                                         Underlying Unexercised       Value Of Unexercised
                                                         Options/SARs                 In-The-Money Options/SARs
                           Shares                        At Fiscal Year-End (#)       At Fiscal Year-End ($)(1)
                           Acquired On    Value
Name                       Exercise (#)   Realized($)    Exercisable  Unexercisable   Exercisable  Unexercisable
Robert A. Merry               --             --             87,500      362,500            $   0         $  0
Robert L. Drury               --             --             25,000       75,000            $   0         $  0


(1) Value is calculated using the difference between the option exercise price and the year-end stock price, multiplied by the number of shares subject to an option. The year-end stock price used was $1.875 for each share of USDATA common stock.


Employment Contracts; Severance and Change-in-Control Arrangements

Mr. Drury is an "at will" employee. USDATA has an arrangement with Mr. Drury that if he is terminated, other than for gross negligence, he will be entitled to payment of his salary and certain benefits for a period of one year. In addition, if Mr. Drury's employment is terminated within nine months after any one investor, excluding Safeguard Scientifics, Inc. and TL Ventures, accumulates 30% or more of USDATA's common stock, all of his stock options will immediately vest. Mr. Drury's options will also immediately vest upon a change of control.

Relationships and Related Transactions with Management and Others

USDATA pays Safeguard Scientifics, Inc. (Safeguard)an administrative support services fee of $30,000 monthly. The administrative support services include consultation regarding USDATA's general management, investor relations, financial management, certain legal services, insurance programs administration, audit administration, and tax research and planning, but does not cover extraordinary services or services that are contracted out. The agreement is subject to termination by USDATA or Safeguard upon notice 90 days' prior to the end of any fiscal year. USDATA paid $360,000 to Safeguard during 1998. Safeguard received an additional $75,000 for services rendered in connection with the operation and sale of USDATA's hardware division.

On November 8, 1994, Safeguard and certain other investors acquired 6,198,808 shares of common stock from USDATA's then majority stockholders for an aggregate purchase price of approximately $18 million. USDATA granted Safeguard a warrant to purchase 698,238 shares of common stock and granted to Arthur R. Spector, a director of the USDATA, a warrant to purchase 77,582 shares of common stock. The exercise price of the shares subject to each warrant is $3.02 per share.

USDATA and Bob B. Midyett, Jr. were parties to an Employment Agreement under which Mr. Midyett initially served as chief

[USDATA LOGO]                                                                 22
executive officer and served as senior advisor to USDATA. Effective November 8, 1997, the Employment Agreement expired and was not renewed. However, for as long as he owns at least 5% of the outstanding common stock of USDATA, Mr. Midyett is entitled to serve on the board of directors of USDATA.

Independent Public Accountants

Since 1992, we have retained PriceWaterhouseCoopers LLP as our independent public accountants, and we intend to retain PriceWaterhouseCoopers LLP for the current year ending December 31, 1999. A representative of PriceWaterhouseCoopers LLP is expected to be present at the annual meeting and will have an opportunity at the meeting to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

[USDATA LOGO]                                                                 23

                                   Appendix A

                               USDATA Corporation
                          Employee Stock Purchase Plan

     The following constitute the provisions of the Employee Stock Purchase Plan of USDATA Corporation

     1. Purpose. The purpose of the Plan is to provide Employees of the Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under section 423 of the Code (as defined below). The provisions of the Plan shall be construed accordingly, so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. Definitions.

          (a) "Act" shall mean the Securities Exchange Act of 1934, as amended.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Common Stock" shall mean the common stock, $.01 par value per share, of the Company.

          (e) "Committee" shall mean the committee appointed pursuant to Paragraph 11.

          (f) "Company" shall mean USDATA Corporation, a Delaware corporation, or any successor which adopts this Plan.

          (g) "Compensation" shall mean all base straight-time gross earnings and sales commissions, overtime pay and cash bonuses.

          (h) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence that meets the requirements of Paragraph 9(b).

          (i) "Designated Subsidiary" shall mean any Subsidiary that has adopted the Plan in accordance with Paragraph 29.

          (j) "Eligible Employee" shall have the meaning defined in Paragraph 3(a).

          (k) "Employee" shall mean any person, including an officer, who is customarily employed for at least 20 hours per week and for more than five months in the calendar year by an Employer, provided, however, that no individual shall be considered an Employee for purposes of this Plan if a country's law prohibits the granting of options under this Plan to individuals who are citizens of that country. The determination of whether an individual is an Employee for purposes of this Plan shall be made in accordance with the rules under Section 3401(c) of the Code and the Treasury Regulations thereunder.


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


          (l) "Employer" shall mean the Company and each of its Designated Subsidiaries.

          (m) "Enrollment Date" shall mean the first day of each Offering
     Period.

          (n) "Exercise Date" shall mean the last day of each Offering Period.

          (o) "Exercise Price" shall have the meaning as defined in Paragraph 6(b).

          (p) "Offering Period" shall mean that period to be determined by the Committee beginning on the date Eligible Employees are offered the opportunity to purchase Shares hereunder. The first Offering Period shall begin on July 1, 1999 and shall end on December 31, 1999. Until changed by the Committee, in its sole and absolute discretion, a new Offering Period shall begin on the first day of each six calendar month period beginning on each January 1 and July 1 of a calendar year, and shall end on the end of such six month period.

          (q) "Participant" shall mean an Eligible Employee who has elected to participate herein by authorizing payroll deductions pursuant to Paragraph 4.

          (r) "Payroll Deduction Account" shall mean the separate account maintained hereunder to record the amount of a Participant's Compensation that has been withheld pursuant to Paragraph 5.

          (s) "Plan" shall mean the USDATA Corporation Employee Stock Purchase Plan.

          (t) "Share" shall mean a share of Common Stock.

          (u) "Subscription Agreement" shall have the meaning as defined in Paragraph 4(a).

          (v) "Subsidiary" shall mean a corporation, domestic or foreign, of which at the time of the granting of the option pursuant to Paragraph 6, not less than 50% of the total combined voting power of all classes of stock are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3. Eligibility.

     (a) General Rule. Any Employee on an Enrollment Date shall be eligible to participate as an "Eligible Employee" during the Offering Period beginning on such Enrollment Date, subject to the requirements of Paragraph 4(a) and the limitations imposed by section 423(b) of the Code.

     (b) Exceptions. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be an Eligible Employee if:

          (i) Immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to section 424(d) of the Code) would own stock (including for purposes of this Paragraph 3(b) any stock he may acquire upon exercise of outstanding options) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary computed in accordance with section 423(b)(3) of the Code; or


[USDATA LOGO]                                                                 25

          (ii) Such option would permit such Employee's right to purchase stock under all employee stock purchase plans (described in section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time, in accordance with the provisions of section 423(b)(8) of the Code.

     4. Participation.

     (a) An Eligible Employee may become a Participant in the Plan by completing a Subscription Agreement authorizing payroll deductions, in a form substantially similar to Exhibit A attached to this Plan ("Subscription Agreement"), and filing it with the Company's Human Resources Department prior to the applicable Enrollment Date, unless a later time for filing the Subscription Agreement is set by the Committee for all Eligible Employees with respect to a given Offering Period.

     (b) Payroll deductions for a Participant shall commence with the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Paragraph 9.

     (c) An Eligible Employee may waive his right to participate for any Offering Period by declining to authorize a payroll deduction. Such declination must be filed in writing in the time and manner specified thereby. The filing of a written declination shall result in the Employee's waiver of participation for only the Offering Period to which it relates and shall be irrevocable with respect to such Offering Period. Except as otherwise provided in this Paragraph, an Employee's waiver of participation for a specified Offering Period shall not, in and of itself, adversely impact the right of such Employee to participate in the Plan during any subsequent Offering Periods except those Offering Periods with respect to which he files additional written declinations in accordance with the provisions of this Paragraph.

     5. Payroll Deductions.

     (a) At the time a Participant files his or her Subscription Agreement, such Participant shall elect to have payroll deductions (in whole percentage increments) made on each pay date during the Offering Period in an amount of not less than 1% nor more than 15% of the Compensation which he or she receives on each pay date during the Offering Period.

     (b) All payroll deductions made by a Participant shall be credited to his or her Payroll Deduction Account under the Plan. No interest shall accrue on the payroll deductions in a Participant's Payroll Deduction Account in the Plan.

     (c) No changes in the rate of payroll deductions other than a withdrawal pursuant to Paragraph 9 are permitted.

     6. Grant of Option.

     (a) On the Enrollment Date of each Offering Period during the term of the Plan each Participant in such Offering Period shall be granted an option to purchase up to a number of whole Shares determined by dividing 15% of the Participant's


[USDATA LOGO]                                                                 26

Compensation by the Exercise Price; provided, however, that the number of shares subject to such option shall be reduced, if necessary, to a number of shares which would not exceed the limitations described in Paragraph 3(b) or Paragraph 10(a) hereof. The fair market value of a Share shall be determined as provided in Paragraph 6(b).

     (b) The "Exercise Price" per Share offered in a given Offering Period shall be determined by the Committee but shall not be less than the lower of: (i) 85% of the fair market value of a Share on the Enrollment Date, or (ii) 85% of the fair market value of a Share on the Exercise Date. The fair market value of a Share on a given date shall be the closing price of such Share as reported by the Nasdaq National Market or reported on such other national exchange as it may, from time to time, be reported on, on such date (or if there shall be no trading on such date, then on the first previous date on which there is such trading), unless the Shares cease to be traded on a national exchange. If the Shares cease to be traded on a national exchange, fair market value shall be determined by the Committee in its discretion consistent with section 423 of the Code or the regulations thereunder.

     (c) All grants made hereunder shall be deemed to have been made on the applicable Enrollment Date.

     7. Exercise of Option. The Participant's option for the purchase of Shares will be exercised automatically on the Exercise Date of each Offering Period, and the maximum number of full shares subject to such option will be purchased for such Participant at the applicable Exercise Price with the payroll deductions accumulated in his or her Payroll Deduction Account, unless prior to such Exercise Date the Participant has withdrawn from the Offering Period as provided in Paragraph 9. During a Participant's lifetime a Participant's option to purchase shares hereunder is exercisable only by such Participant. Any amount remaining in the Participant's Payroll Deduction Account after the Offering Period shall be held in the Payroll Deduction Account until the next Offering Period, unless the Offering Period has been oversubscribed or has terminated, in which case such amount shall be refunded to the Participant.

     8. Delivery. As soon as practicable after the Exercise Date, the Committee shall arrange the delivery to each Participant, or to his account at a brokerage firm, of a certificate representing the shares purchased upon exercise of his or her option.

     9. Withdrawal; Termination of Employment.

          (a) A Participant may withdraw all, but not less than all, of the payroll deductions credited to his or her Payroll Deduction Account and not yet used toward the exercise of his or her option under the Plan at any time by giving written notice to the Committee on a form substantially similar to Exhibit B attached to this Plan. All of the Participant's payroll deductions credited to his or her Payroll Deduction Account that have not yet been used to purchase Shares will be paid to such Participant as soon as practicable after receipt of his or her notice of withdrawal. A withdrawal of a Participant's Payroll Deduction Account shall terminate the Participant's participation for the Offering Period in which the withdrawal occurs. No further payroll deductions for the purchase of shares will be made during the Offering Period.

          (b) Upon termination of the Participant's Continuous Status as an Employee of the Company for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her Payroll Deduction Account will be returned to such Participant and his or her option will be canceled; provided, however, a Participant who goes on a leave of absence shall be permitted to



[USDATA LOGO]                                                                 27
     remain in the Plan with respect to an Offering Period which commenced prior to the beginning of such leave of absence. If such Participant is not guaranteed reemployment by contract or statute and the leave of absence exceeds 90 days, such Participant shall be deemed to have terminated employment on the 91st day of such leave of absence. Payroll deductions for a Participant who has been on a leave of absence will resume upon return to work at the same rate as in effect prior to such leave unless the leave of absence begins in one Offering Period and ends in a subsequent Offering Period, in which case the Participant shall not be permitted to re-enter the Plan until a new Subscription Agreement is filed with respect to an Offering Period which commences after such Participant has returned to work from the leave of absence.

          (c) A Participant's withdrawal from one Offering Period will not have any effect upon his or her eligibility to participate in a different Offering Period or in any similar plan which may hereafter be adopted by the Company.

     10. Shares.

     (a) The maximum number of Shares which shall be made available for sale under the Plan shall be 200,000 Shares, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 16. Either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired by the Employer may be made subject to purchase under the Plan, in the sole and absolute discretion of the Committee. Further, if for any reason any purchase of any Shares under the Plan is not consummated, Shares subject to such purchase agreement may be subjected to a new Subscription Agreement under the Plan. If, on the Exercise Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the Shares which each Employee shall be allowed to purchase. Notwithstanding anything to the contrary herein, the Company shall not be obligated to issue Shares hereunder if, in the opinion of counsel for the Company, such issuance would constitute a violation of federal or state securities laws.

     (b) The Participant will have no interest or voting right in Shares covered by his or her option until such option has been exercised and the Shares have been issued or transferred to the Participant.

     (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or, at the prior written request of the Participant, in the names of the Participant and his or her spouse.

     11. Administration. The Plan shall be administered by a Committee appointed by the Board. Such Committee shall have all powers with respect to the Plan, except for amending or terminating the Plan as set forth in Paragraph 17 hereof.

     (a) Each member of the Committee shall serve until his successor is appointed. Any member of the Committee may be removed at any time by the Board, with or without cause, which shall have the power to fill any vacancy which may occur. A Committee member may resign by giving 30 days written notice to the Company.

     (b) The members of the Committee shall serve without compensation for services as such, but the Company shall pay all expenses of the Committee.



[USDATA LOGO]                                                                 28

     (c) The Committee shall have the following powers and duties:

          (1) To direct the administration of the Plan in accordance with the provisions herein set forth;

          (2) To adopt rules of procedure and regulations necessary for the administration of the Plan provided the rules are not inconsistent with the terms of the Plan;

          (3) To determine all questions with regard to rights of Employees and Participants under the Plan, including, but not limited to, the eligibility of an Employee to participate in the Plan;

          (4) To enforce the terms of the Plan and the rules and regulations it adopts;

          (5) To direct the distribution of the Shares purchased hereunder;

          (6) To furnish the Employer with information which the Employer may require for tax or other purposes;

          (7) To engage the service of counsel (who may, if appropriate, be counsel for an Employer) and agents whom it may deem advisable to assist it with the performance of its duties;

          (8) To prescribe procedures to be followed by Participants in electing to participate herein;

          (9) To receive from each Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

          (10) To maintain, or cause to be maintained, separate accounts in the name of each Participant to reflect the Participant's Payroll Deduction Account under the Plan; and

          (11) To interpret and construe the Plan.

     12. Designation of Beneficiary.

     (a) A Participant may file a written designation of a beneficiary (as indicated in the Subscription Agreement or otherwise) who is to receive any Shares under the Plan in the event of such Participant's death subsequent to the Exercise Date on which an option is exercised but prior to the issuance of such shares. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Payroll Deduction Account under the Plan in the event of such Participant's death prior to the Exercise Date of the option.

     (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan, the Committee shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company or Committee), the Committee, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no

[USDATA LOGO]                                                                 29
spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.

     13. Transferability. Neither payroll deductions credited to Participant's Payroll Deduction Account nor any rights with regard to the exercise of an option to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Paragraph 12 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Committee may treat such act as an election to withdraw funds in accordance with Paragraph 9.

     14. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     15. Reports. Individual Payroll Deduction Accounts will be maintained for each Participant in the Plan. Statements of Payroll Deduction Account will be given to Participants as soon as practicable following an Exercise Date, such statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

     16. Adjustments Upon Changes in Capitalization. If an option under this Plan is exercised subsequent to any stock split, spinoff, recapitalization, reorganization, reclassification, merger, consolidation, exchange of shares, or the like occurring after such option was granted, as a result of which shares of any class of stock shall be issued in respect of the outstanding shares, or shares shall be changed into a different number of the same or another class or classes, the number of Shares to which such option shall be applicable and the option price for such Shares shall be appropriately adjusted by the Company. Any such adjustment, however, in the Shares shall be made without change in the total price applicable to the portion of the Shares purchased hereunder which has not been fully paid for, but with a corresponding adjustment, if appropriate, in the price for the Shares.

     In the event of the proposed dissolution or liquidation of the Company or upon a proposed reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a proposed sale of substantially all of the property or stock of the Company to another corporation, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board, and the holder of each option then outstanding under the Plan will thereafter be entitled to receive, upon the exercise of such option, as nearly as reasonably may be determined, the cash, securities, and/or property which a holder of one Share was entitled to receive upon and at the time of such transaction for each Share to which such option shall be exercised. The Board shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Paragraph shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities, and/or property as to which such holder of such option might thereafter be entitled to receive.

     17. Amendment or Termination. The Board may at any time and for any reason terminate or amend the Plan. Except as specifically provided in the Plan, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interest of the Company and its stockholders. Except as specifically provided in the Plan or as required to obtain a favorable ruling from the Internal Revenue Service or to comply with tax or securities law, no amendment may make any change in any option theretofore


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

granted which adversely affects the rights of any Participant. To the extent necessary to comply with Rule 16b-3 under the Act or section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such manner and to such a degree as required.

     18. Notices. All notices or other communications by a Participant to the Company or Committee under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

     19. Stockholder Approval. Commencement of the Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted. Notwithstanding any provision to the contrary, failure to obtain such stockholder approval shall void the Plan, any options granted under the Plan, any Share purchases pursuant to the Plan, and all rights of all Participants.

     20. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     21. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Paragraph 19. It shall continue in effect for a term of ten years unless sooner terminated under Paragraph 17.

     22. No Rights Implied. Nothing contained in this Plan or any modification or amendment to the Plan or in the creation of any Payroll Deduction Account, or the execution of any participation election form, or the issuance of any Shares, shall give any Employee or Participant any right to continue employment, any legal or equitable right against the Employer or Company or any officer, director, or Employee of an Employer or Company, except as expressly provided by the Plan.

     23. Severability. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

     24. Waiver of Notice. Any person entitled to notice under the Plan may waive the notice.

     25. Successors and Assigns. The Plan shall be binding upon all persons entitled to purchase Shares under the Plan, their respective heirs, legatees, and legal representatives and upon the Employer, its successors and assigns.



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

     26. Headings. The titles and headings of the Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

     27. Governing Law. All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by federal statute. The obligation of the Employer to sell and deliver Shares under the Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Shares.

     28. No Liability for Good Faith Determinations. Neither the members of the Board nor any member of the Committee (nor their delegates) shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase Shares granted under it, and members of the Board and the Committee (and their delegates) shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

     29. Participating Employers. This Plan shall constitute the employee stock purchase plan of the Company and each Designated Subsidiary. A Designated Subsidiary may adopt and participate in this Plan beginning as of the next Enrollment Date, provided the Board has consented to such Designated Subsidiary's participation. A Designated Subsidiary may withdraw from the Plan as of any Enrollment Date by giving written notice to the Board, and such notice must be received by the Board at least 30 days prior to such Enrollment Date.

     30. No Guarantee of Interests or Tax Treatment. Neither the Committee nor the Company guarantees the Common Stock from loss or depreciation. Neither the Committee nor the Company guarantees favorable tax treatment for the purchase of Shares hereunder.

     31. Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company.


     IN WITNESS WHEREOF, this Employee Stock Purchase Plan has been executed effective this day of ____________, ____________ 1999.


                               USDATA CORPORATION


ATTEST:                                 By:
                                           ------------------------------------


---------------------------------          Its
Secretary                                     ---------------------------------


[USDATA LOGO]                                                                 32

                                    EXHIBIT A
                               USDATA Corporation
                          EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

     I, __________________, have read the attached prospectus explanation of the USDATA Corporation Employee Stock Purchase Plan (the "Plan"). I have decided (check one):

            _____    NOT to participate.

            _____ TO PARTICIPATE. I wish to purchase that number of shares of USDATA Corporation Common Stock, $.01 par value (the "Shares"), that can be purchased with ______% of my Compensation1 (select the percentage of your compensation from 1 to 15, in increments of 1, that you elect to contribute).

     In order to pay for the Shares that I have elected to purchase, I hereby authorize my Employer to deduct the percentage of my Compensation that I specified above from my pay each pay period while this election is in effect.

     I understand that said payroll deductions shall be accumulated for the purchase of the Shares at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, Shares will be purchased for me automatically on the Exercise Date of the Offering Period unless I otherwise withdraw from the Offering Period or the Plan.

     I have received a copy of USDATA Corporation's most recent prospectus that describes the Plan and a copy of the complete Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

     I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

     Beneficiary Designation. In the event of my death, I hereby designate the following as my beneficiary to receive all payments and Shares due me and not yet paid or issued under the Plan, pursuant to Paragraph 12 of the Plan:


---------------------------------------------------------------------

---------------------------------------------------------------------
Name and Address of Participant:

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

Signature:
            -----------------------------------
Date:
            -----------------------------------


----------
     1 Please refer to the Plan document for definitions of capitalized words that are not defined in this Subscription Agreement.

[USDATA LOGO]                                                                 33

PROXY
                               USDATA CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


Please sign and date this proxy, and indicate how you wish to vote, on the back of this card. Please return this card promptly in the enclosed envelope. Your vote is important.

When you sign and return this proxy card, you

o appoint Robert A. Merry and Robert L. Drury, and each of them (or any substitutes they may appoint), as proxies to vote your shares, as you have instructed, at the annual meeting on June 18, 1999, and at any adjournments of that meeting,

o authorize the proxies to vote, in their discretion, upon any other business properly presented at the meeting, and

o    revoke any previous proxies you may have signed.

IF YOU DO NOT INDICATE HOW YOU WISH TO VOTE, THE PROXIES WILL VOTE FOR ALL NOMINEES TO THE BOARD OF DIRECTORS, FOR THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN, FOR THE AMENDMENT TO THE 1994 EQUITY COMPENSATION PLAN, AND AS THEY MAY DETERMINE, IN THEIR DISCRETION, WITH REGARD TO ANY OTHER MATTER PROPERLY PRESENTED AT THE MEETING.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

Please mark your votes as
indicated in this example     |X|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3.

1. ELECTION OF DIRECTORS
   Nominees:                                                         WITHHELD
                                                          FOR        FOR ALL
Gary J. Anderson, M.D.       Robert A. Merry              |_|           |_|
Stephen J. Andriole, Ph.D.   Jack L. Messman
James W. Dixon               Arthur R. Spector
Max D. Hopper

2. ADOPTION OF THE EMPLOYEE STOCK                         FOR  AGAINST  ABSTAIN
   PURCHASE PLAN                                          |_|     |_|     |_|


3. AMENDMENT TO 1994 EQUITY                               FOR  AGAINST  ABSTAIN
   COMPENSATION PLAN TO INCREASE                          |_|     |_|     |_|
   THE NUMBER OF SHARES AUTHORIZED
   FOR ISSUANCE

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WHILE VOTING FOR THE REMAINDER, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST.


Signature(s)                                          Date:              , 1999
            ------------------    ------------------        ------------


YOU MUST SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. IF SHARES ARE
JOINTLY OWNED, YOU MUST BOTH SIGN. INCLUDE YOUR FULL TITLE IF YOU ARE SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, OR ON BEHALF OF A CORPORATION OR PARTNERSHIP.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                 (USDATA LOGO)

                          Your Proxy vote is important,
                   regardless of the number of shares you own.

                      Whether or not you plan to attend the
                    meeting in person, please complete, date
                   and sign the above Proxy card and return it
                     without delay in the enclosed envelope.

                               USDATA CORPORATION
               AMENDED AND RESTATED 1994 EQUITY COMPENSATION PLAN

SECTION 1. Purpose; Definitions

     The purpose of the USDATA Corporation 1994 Equity Compensation Plan (the "Plan") is to provide employees (including employees who are also officers or directors), non-employee directors, and Eligible Independent Contractors (as hereinafter defined) of USDATA Corporation (the "Company") with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights and restricted stock awards. The Company believes that the Plan will enable the Company to attract, retain and motivate its employees, non-employee directors and Eligible Independent Contractors, will encourage Plan participants to contribute materially to the growth of the Company for the benefit of the Company's stockholders, and will align the economic interests of the Plan participants with those of the stockholders.

     For the purposes of the Plan, the following terms shall be defined as set forth below:

     a. "Board" means the Board of Directors of the Company.

     b. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     c. "Committee" means the Committee designated by the Board to administer the Plan.

     d. "Company" means USDATA Corporation, its subsidiaries or any successor organization.

     e. "Disability" means permanent and total disability within the meaning of
Section 22(e)(3) of the Code.

     f. "Eligible Independent Contractor" means an independent consultant or advisor hired by the Company to provide bona fide services for the Company that are not in connection with the offer or sale of securities in a capital-raising transaction.

     g. "Employed by the Company" shall mean employment as an employee or Eligible Independent Contractor or member of the Board, so that for purposes of exercising Stock Options and Stock Appreciation Rights and satisfying conditions with respect to Restricted Stock Grants, a Participant shall not be considered to have terminated employment until the Participant ceases to be an employee, Eligible Independent Contractor or member of the Board, provided, however, that the Committee may determine otherwise as may be specified in an individual Participant's Grant Letter.

     h. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     i. "Fair Market Value" means the fair market value of the Stock as determined by the Committee in good faith based on the best available facts and circumstances at the time; provided, however, that where there is a public market for the Stock and the Stock is registered under the Exchange Act, Fair Market Value shall mean the per share or aggregate value of the Stock as of any given date, determined as follows: (i) if the principal trading market for the Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (ii) if the Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting services, as applicable and as the Committee determines.

     j. "Grant" means any Stock Option, Stock Appreciation Right or Restricted Stock award granted pursuant to the Plan.

     k. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

     l. "Insider" means a Participant who is subject to Section 16 of the Exchange Act.

     m. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     n. "Participant" means an employee, non-employee director or Eligible Independent Contractor to whom an award is granted pursuant to the Plan.

     o. "Plan" means the USDATA Corporation 1994 Equity Compensation Plan, as hereinafter amended from time to time.

     p. "Restricted Stock" means an award of shares of Stock that is subject to restrictions pursuant to Section 7 below.

     q. "Securities Act" shall mean the Securities Act of 1933, as amended.

     r. "Securities Broker" means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to
Section 5(d) hereof.

     s. "Stock" means the Common Stock of the Company, par value $.01 per share.

     t. "Stock Appreciation Right" means the right, pursuant to an award granted under Section 6 below, to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or shares of Stock equal in value to the excess of (i) the Fair Market Value, as of the date such right is exercised and the related Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Appreciation Right (or such portion thereof).

     u. "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to
Section 5 below.

     v. "Termination for Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Participant has breached his or her employment or service contract, non-competition agreement or other obligation with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information.

SECTION 2. Administration

     The Plan shall be administered by a Committee which shall consist of two or more non-employee directors appointed by the Board. In the absence of the designation of a Committee to administer the Plan, the Plan shall be administered by the full Board.

     The Committee shall have the authority to:

     (a) select the Participants to whom Grants may from time to time be made hereunder;

     (b) determine the type, size and terms of the Grants to be made to each such Participant;

     (c) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability;

     (d) amend the terms of any outstanding award (with the consent of the Participant) to reflect terms not otherwise inconsistent with the Plan, including, but not limited to, amendments concerning vesting acceleration or forfeiture waiver regarding any award or the extension of a Participant's right with respect to Grants under the Plan as a result of termination of employment or service or otherwise, based on such factors as the Committee shall determine, in its sole discretion, or substitution of new Stock Options for previously granted Stock Options, including previously granted Stock Options having high option prices;

     (e) establish from time to time any policy or program to encourage or require Participants to achieve or maintain equity ownership in the Company through the use of the Plan upon such terms and conditions as the Committee may determine in its sole discretion, and thereafter to amend, modify or terminate such policy or program as the Committee may from time to time deem appropriate; and

     (f) deal with any other matters arising under the Plan.

     The Committee shall have full power and authority to administer and interpret the Plan and any Grant made under the Plan, to make factual determinations and to adopt, alter and repeal such administrative rules, guidelines, practices, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons having any interest in the Plan or in any Grants made hereunder. All power of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan.

     No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made under it. Nothing herein shall be deemed to expand the personal liability of a member of the Board or Committee beyond that which may arise under any applicable standards set forth in the Company's Certificate of Incorporation, by-laws and Delaware law, nor shall anything herein limit any rights to indemnification or advancement of expenses to which any member of the Board or the Committee may be entitled under any applicable law, the Company's Certificate of Incorporation or by-laws, agreement, vote of the stockholders or directors, or otherwise.

SECTION 3. Stock Subject to the Plan

     (a) The aggregate number of shares of Stock that may be issued or transferred under the Plan is 2,500,000, subject to adjustment pursuant to
Section 3(b) below. Such shares may be authorized but unissued shares or reacquired shares of Stock, including shares purchased by the Company on the open market for purposes of the Plan. In the event the number of shares of Stock issued under the Plan and the number of shares of Stock subject to outstanding awards equals the maximum number of shares of Stock authorized under the Plan, no further awards shall be made unless the Plan is amended to increase the number of shares of Stock issuable and transferable hereunder or additional shares of Stock become available for further awards under the Plan. If and to the extent that Options or Stock Appreciation Rights granted under the Plan terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any shares of Restricted Stock are forfeited, the shares subject to such Grants shall again be available for subsequent awards under the Plan.

     (b) If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spin off, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or
(iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spin off or the Company's payment of an extraordinary dividend or distribution, then unless such event or change results in the termination of all outstanding awards under the Plan, the Committee shall preserve the value of the outstanding awards by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change in the Company's capital structure, and by making appropriate adjustments to the number and class of shares subject to an outstanding award and/or the option price of each outstanding Option and Stock Appreciation Right, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .5 or greater up, and any portion of a share equal to less than .5 down, in each case to the nearest whole number.

SECTION 4. Eligibility; Participant Limitations Concerning Issuances

     All employees, non-employee directors and Eligible Independent Contractors are eligible to participate in the Plan. The maximum aggregate number of shares of Stock that shall be subject to Grants made under the Plan to any Participant shall not exceed 500,000. The terms and provisions of Grants made under the Plan may vary between Participants or as to the same Participant to whom more than one Grant may be awarded.

SECTION 5. Stock Options

     Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

     The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under
Section 422.

     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

     (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, provided, however, that the option price per share for any Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Stock at the time of grant.

         Any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary corporation (within the meaning of Section 424 of the Code), shall have an exercise price no less than 110% of the Fair Market Value per share on the date of the grant.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary corporation may not have a term of more than five years. No Stock Option may be exercised by any person after expiration of the term of the Stock Option.

     (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

     (d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised, in whole or in part at any time and from time to time during the Option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by cash, check, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the Participant (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate); provided, however, that (i) in the case of an Incentive Stock Option, the right to make a payment in the form of unrestricted Stock already owned by the Participant may be authorized only at the time the Option is granted and (ii) the Company may require that the Stock has been owned by the Participant for the requisite period of time necessary to avoid a charge to the Company's earnings for financial reporting purposes and adverse accounting consequences to the Company with respect to the Option.

         If specified by the Committee in the agreement governing a Stock Option at the time of grant, the Committee may, in its sole discretion, upon receipt of such Participant's written notice to exercise, elect to cash out all or part of the portion of the Stock Option to be exercised by paying the Participant an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the option price on the effective date of such cash-out.

         To the extent permitted under the applicable laws and regulations, at the request of the Participant and if authorized by the Committee, in its sole discretion, at or after grant, the Company agrees to cooperate in a "cashless exercise" of a Stock Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to sell a sufficient number of shares of Stock to cover the cost and expenses associated therewith.

         No shares of Stock shall be issued until full payment therefor has been made. A Participant shall not have any right to dividends or other rights of a stockholder with respect to shares subject to the Option until such time as Stock is issued in the name of the Participant following exercise of the Option in accordance with the Plan.

     (e) Stock Option Agreement. Each Option granted under this Plan shall be evidenced by an appropriate Stock Option agreement, which agreement shall expressly specify whether such Option is an Incentive Stock Option or a Non-Qualified Stock Option and shall be executed by the Company and the Participant. The agreement shall contain such terms and provisions, not inconsistent with the Plan, as shall be determined by the Committee.

     (f) Replacement Options. If an Option granted pursuant to the Plan may be exercised by an optionee by means of a stock-for-stock swap method of exercise as provided in 5(d) above, then the Committee may, in its sole discretion and at the time of the original option grant, authorize the Participant to automatically receive a replacement Option pursuant to this part of the Plan. This replacement option shall cover a number of shares determined by the Committee, but in no event more than the number of shares equal to the difference between the number of shares of the original option exercised and the net shares received by the Participant from such exercise. The per share exercise price of the replacement option shall equal the then current Fair Market Value of a share of Stock, and shall have a term extending to the expiration date of the original Option.

         The Committee shall have the right, in its sole discretion and at any time, to discontinue the automatic grant of replacement options if it determines the continuance of such grants to no longer be in the best interest of the Company.

     (g) Non-transferability of Options. Except as provided below, no Stock Option shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. When a Participant dies, the representative or other person entitled to succeed to the rights of the Grantee may exercise such rights, subject to the Company receiving satisfactory proof of his or her right to receive the Grant under the Participant's will or under the applicable laws of descent and distribution. Notwithstanding the foregoing, the Committee may provide, at or after Grant, that a Participant may transfer Nonqualified Stock Options pursuant to a domestic relations order or to family members or other persons or entities according to such terms as the Committee may determine.

     (h) Termination of Employment; Disability; Death

         (i) Unless otherwise determined by the Committee at or after grant, in the event of a Participant's termination of employment (voluntary or involuntary) for any reason other than as provided below, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine at or after grant, for a period of three months (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

         (ii) Unless otherwise determined by the Committee at or after grant, if any Participant ceases to be employed by the Company on account of a Termination for Cause by the Company, any Stock Option held by such Participant shall terminate as of the date the Participant ceases to be employed by the Company, and the Participant shall automatically forfeit all Stock underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Participant for such Stock.

         (iii) Unless otherwise determined by the Committee at or after grant, if a Participant's employment by the Company terminates by reason of Disability, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

         (iv) Unless otherwise determined by the Committee at or after grant, if any Participant dies while employed by the Company or within three months after the date on which the Participant ceases to be employed by the Company on account of termination of employment specified in Section 5(h)(i) above (or within such other period of time as may be specified by the Committee), any Stock Option held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

     (i) Incentive Stock Option Limitation. The aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which

Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company shall not exceed $100,000. An Incentive Stock Option shall not be granted to any person who is not an employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

     (j) Issuance of Shares. Within a reasonable time after exercise of an Option, the Company shall cause to be delivered to the Participant a certificate for the Stock purchased pursuant to the exercise of the Option.

SECTION 6. Stock Appreciation Rights

     (a) Grant and Exercise. Stock Appreciation Rights may be granted either separately or in tandem with all or part of any Stock Option granted under the Plan. The provisions of Stock Appreciation Rights awarded under the Plan need not be the same with respect to each Participant. In the case of a Non-Qualified Stock Option, such rights may be granted either at the grant of such Stock Option or at any time thereafter while the Option remains outstanding. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option. The Committee shall establish the base amount of the Stock Appreciation Rights at the time the Stock Appreciation Right is granted. Unless the Committee determines otherwise, the base amount of each Stock Appreciation Right shall be equal to the per share option price of the related Stock Option or, if there is no related Stock Option, the Fair Market Value of a share of Stock as of the date of grant of such Stock Appreciation Right.

         A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

         A Stock Appreciation Right may be exercised by a Participant, in accordance with Section 6(b), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

         (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate, if any, shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

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

         (ii) Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock (as of the date the Stock Appreciation Right is exercised and the related Stock Option is surrendered) over the exercise price of the Stock Appreciation Right, multiplied by the number of shares of Stock in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

         (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
     Section 5(g) of the Plan.

         (iv) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

SECTION 7. Restricted Stock

     (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the employees, non-employee directors or Eligible Independent Contractors to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each Participant.

     (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

         (i) The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

         (ii) Awards of Restricted Stock may be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock award agreement and paying whatever price (if any) is required under Section 7(b)(i).

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

         (iii) Each Participant receiving a Restricted Stock award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the USDATA Corporation 1994 Equity Compensation Plan and an Agreement entered into between the registered owner and USDATA Corporation. Copies of such Plan and Agreement are on file at the offices of USDATA Corporation."

         (iv) The Committee shall require that the certificates evidencing such Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

         (i) Subject to the provisions of this Plan and the Restricted Stock award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, at its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

         (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3.

         (iii) Subject to the applicable provisions of the Restricted Stock award agreement and this Section 7, upon termination of a Participant's employment with the Company for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the

     Participant, subject to any payments for such shares as may be provided in the Restricted Stock award agreement.

         (iv) The Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

         (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant promptly.

SECTION 8. Withholding and Use of Shares to Satisfy Tax Obligations

     (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Participant, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Grants paid in Company Stock, the Company may require the Participant or other person receiving such Stock to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

     (b) Election to Withhold Shares. If the Committee so permits, a Participant may elect to satisfy the Company's income tax withholding obligation with respect to a Grant paid in Company Stock by having shares withheld up to an amount that does not exceed the Participant's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

SECTION 9. Amendments and Termination

     The Board may amend or terminate the Plan at any time and from time to time, but no amendment or termination shall be made which would impair the rights of a Participant under a Grant theretofore awarded without the Participant's consent; and provided, further, that the Board shall not amend the Plan without stockholder approval if such approval is required pursuant to the Code or the rules of any national securities exchange or over-the-counter market on which the Company's Stock is then listed or included. Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws, securities laws and accounting rules, as well as other developments.

SECTION 10. Unfunded Status of Plan

     The Plan is intended to constitute an "unfunded" plan. The Company shall not be required to establish any special or separate fund or to make any other


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

segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

SECTION 11. General Provisions

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option or receiving Stock upon the expiration of any Restriction Period under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares for investment and not with a view to distribution thereof and that such Participant will not dispose of such Stock in any manner that would involve a violation of applicable securities laws. In such event no Stock shall be issued to such Participant unless and until the Company is satisfied with such representation. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer under the Securities Act or any state securities law.

         All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities Act, the Exchange Act, any stock exchange or over-the-counter market upon which the Stock is then listed or included, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) The adoption of the Plan shall not confer upon any Participant any right to continued employment with the Company nor shall it interfere in any way with the right of the Company to terminate its relationship with any of its employees, directors or independent contractors at any time.

     (d) At the time of grant, the Committee may provide in connection with any grant made under this Plan that (i) the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant; and (ii) the shares of Stock received or to be received as a result of such grant shall be subject to repurchase by the Company upon termination of employment, subject to a repurchase price and such other terms and conditions as the Committee may specify at the time of grant.

     (e) The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment.

     (d) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

     (e) The Plan shall be governed by and subject to all applicable laws and to the approvals by any governmental or regulatory agency as may be required.

SECTION 12. Effective Date and Term of Plan

     The Plan shall be effective as of November 8, 1994, subject to the consent or approval of the Company's stockholders. No Stock Option, Stock Appreciation Right or Restricted Stock award shall be granted pursuant to the Plan on or after November 8, 2004, but awards granted prior to such tenth anniversary may extend beyond that date; provided, however, that if the Plan is not approved by the unanimous consent of all stockholders or by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan, within 12 months after said date, the Plan and all Grants awarded hereunder shall be null and void and no additional Grants shall be awarded hereunder.

SECTION 13. Interpretation

     A determination of the Committee as to any question which may arise with respect to the interpretation of the provisions of this Plan or any Grants awarded thereunder shall be final and conclusive, and nothing in this Plan, or in any regulation hereunder, shall be deemed to give any Participant, his legal representatives, assigns or any other person any right to participate herein except to such extent, if any, as the Committee may have determined or approved pursuant to this Plan. The Committee may consult with legal counsel who may be counsel to the Company and shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel.

SECTION 14. Governing Law.

     With respect to any Incentive Stock Options granted pursuant to the Plan and the agreements thereunder, the Plan, such agreements and any Incentive Stock Options granted pursuant thereto shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the State of Delaware shall govern the operation of, and the rights of Participants under, the Plan, the agreements and any Grants awarded thereunder.

SECTION 15. Compliance With Section 16b of the Exchange Act.

     Unless an Insider could otherwise transfer shares of Stock issued hereunder without incurring liability under Section 16b of the Exchange Act, at least six months must elapse from the date of grant of an Option, Stock Appreciation Right or Restricted Stock award to the date of disposition of the Stock issued upon exercise of such Option or Stock Appreciation Right or grant of such Restricted Stock award.


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